SUCCESS HOLDING GROUP INT'L INC.

(OTCQB: SHGT)

Business Plan

www.successholding.com

SHGT Group Chairman

- SHGT is led by Chairman, Steve Chen.







Top motivational speaker in China !

1

SHGT Group Chairman

Top motivational speaker in China!









SHGT Listing Update

- In 2014, SHGT started trading on OTCQB markets in USA.
- SHGT sent application to be listed on NASDAQ in 2015.

SHGT Market Price



SHGT
Success Holding Group International, Inc.
OTCQ
Common Stock
SEC Reporting - Current
OTC
8.40 0.05 (0.60%) at Feb 11, 2015
Real-Time Best Bid & Ask 8.01 / 8.40 (100 x 1242)
OTCQX
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SHGT
Feb 11, 2015
SUCCESS HLDGS GROUP INTL INC
2014
Sep 2
Oct 1
Nov 3
Dec 1
2015
Feb 2

SUCCESS HOLDING GROUP INTERNATIONAL INC

Management



Chief Executive Officer – Chris Hong

1. Over 30 years investment management
2. specializing in business model innovation and capital investment.
3. Acme Food Groups, Beauty Group, Sinho Group, and SPC Inc. He graduated from Fen Jen Catholic University (Taiwan) and currently resides in Taiwan.

Management



President – Brian Kistler

1. Extensive work history of over 25 years in the financial services industry.
2. Mr. Kistler joined Raymond James & Associates in 1999 to manage Fort Wayne, Indiana office
3. Assistis with the preparation and compliance of regulatory filings and corporate governance.

Management



Chief Operating Officer – Tony Chang

1. 20 years experience in the financial industry

1. familiar with markets in mainland China and Hong Kong

1. Served number of listed companies as chief operating officer: South China Holdings (Hong Kong Stock Code: 068).

Management



Independent Board of Director:

MARK CORRAO

1. Experience in financial management with a proven track record of raising capital and extraordinary bottom line management.

2 Served as Chief Financial Officer in Business Efficiency Experts、 Strike Force Technologies, Inc.

3 Partner experience with the world famous Wall Street investment bank Merrill Lynch, Spear Leeds & Kellogg and Greenfield Arbitrage.

Group Structure


SHGT
(USA)
100%
100%
100%
29.62%
55%
CE
(Seychelles)
2014.08.15
KY
(Cayman)
2014.08.28
Drink
(Seychelles)
2014.09.03
Stat Clash
(USA)
2014.10.17
Launch TV
(USA)
2014.11.10
KY Branch
(Taiwan)
2014.10.20

SHGT POWER MARKETING

1. 2,000 WeChat (online mobile) Sales partners in China
2. Promoting products to 100 million contacts monthly
3. Over 30 million loyal fans annually
4. Per click charge income – (database membership)

Do The Math

SHGT Subsidiary – Seminar Business

- Step 1: 6/month X 10 months
  =60 seminars
- Step 2: 60 X US$ 1,000,000 gross revenue
  =US$60million annual
- Step 3: $60 million X 20% margin
  = $1.2 million (net)
- Average 800 participants attending/seminar or approx. 50,000 persons/year

1 The Success of Twin-Engine

O2O (Online to Offline)

- About 700 million Chinese Internet users worldwide
- About 600 million English Internet users worldwide
- Target to have 300 million membership database

V. S.

- Global Chinese speaker population: 1.4 billion
- Global English speaker population: 700 million
- Target to have 500,000 distribution channel


Online
Shoppine
Offline
Distribution

Investment Domain


Internet
Chain Brand Integration
Big Data Database
O2O
Internet Movie & TV Entertainment
O2O (Online to Offline)

Big Data Promotion Business Model

www.shgtusa.com



10 films/year
Advertising placing
微電影
Short-films
2000 salesmen +1000promoting agents on WeChat
5 film producers
Charge on
-clicking
-describing
-copyright
MV888.COM
Launch TV
youku 优酷
土豆网
tudou.com
To build SHGT Big data (1-3 billion members)
微信
微博
weibo.com
Deliver more than 1 billion of txt messages per month
To motivate 1-3 billion members to promote online sales and offline sales both

1 SHGT MARKETING MODEL

SHGT owns :

www.mv888.com (for Asia),

www.launchtvnetworks.tv (for America & Europe),

including Chinese and English versions both.

Do The Math

SHGT Subsidiary – Short-Film & Advertising Business

- Step 1: average platform income (advertising & Short-film)

  = 500,000~700,000

- Step 2: 2015 10months forecasting income

  500,000~700,000 X 10 months

  = $6 million

SHGT MARKETING MODEL

Online shopping with high-quality Drink 888


888
成功888・越喝越发

Success 888 Drink

- 9000 convenience stores & supermarkets in Shanghai of China
- 50,000 stores in China by end 2015
- Expanding to 100,000 stores in China by end 2016
- To authorize to distributors expanding the drink market in USA, Japan and Germany.


888
成功888 · 越喝越发


888

1 Success 888 Drink

www.shgtusa.com

良友 BUDDIES

好德 alldays

C-STORE

7 ELEVEN

LAWSON 罗森

全家 FamilyMart

Carrefour 家乐福

绿地集团

快客 QUIK

可的 KEDI

华联超市

联华超市

第一食品

汇金百货 HUI JIN DEPARTMENT STORE

Mango鲜活

RELAY 經緯

高铁网 GAOTIE.CN

Takashimaya

Do The Math
SUCESS 888 Drink

- Step 1: 50,000 stores X 1 cans sold
  =50,000 cans
- Step 2: 50,000 cans X US$1 (Gross profit)
  =$50,000/day
- Step 3: US$50,000 X 30 days
  = $1.5 million (Gross profit)
- Step 4: $1.5 million X 6 mth (2015)
  = $9 million in 2015 (Gross profit)

Do The Math
SUCESS 888 Drink
- Internet Sales

- Step 1: 1 million / month X 5 months
- Step 2: 5 million (2015)

SHGT Group revenue


250,000
200,000
150,000
100,000
50,000
0
Year 2014
Year 2015
Year 2016
Year 2017
Year 2018
Online Sales 數據庫網銷
Drink 飲料
Film 視頻短片
Seminar 培訓

By: USD'000

SHGT revenue portfolio



Year 2015
35%
13%
19%
32%
Seminar 培訓
Film 視頻短片
Drink 飲料
Online Sales 數據庫網銷

THANK YOU

SHGT:

www.successholding.com